Property, plant and equipment, net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property, plant and equipment, net	Property, plant and equipment, net
Property, plant and equipment, net consist of the following as of December 31, 2023 and 2022:

	2023	2022
Land	$8,026	$6,576
Building and improvements	514,777	442,749
Furniture and fixtures	168,846	180,179
Information technology	20,113	5,105
Construction in progress	43,704	81,032
Total property, plant and equipment	755,466	715,641
Less: Accumulated depreciation	(183,839)	(119,795)
Property, plant and equipment, net	$571,627	$595,846
Assets included in construction in progress represent projects related to both cultivation and dispensary facilities not yet completed or otherwise not ready for use.
Depreciation expense totaled $74.8 million and $53.4 million for the years ended December 31, 2023 and 2022, respectively, which includes $48.5 million and $36.0 million recognized as cost of goods sold and $26.3 million and $17.4 million recognized as a part of operating expenses in the Consolidated Statements of Operations for the years ended December 31, 2023 and 2022, respectively.
Asset Specific Impairment
The Company reviews the carrying value of its property, plant and equipment at each reporting period for indicators of impairment.
During the year ended December 31, 2023, the Company recognized $8.6 million of impairment expense in connection with the reclassification of certain property, plant and equipment to held for sale during 2023. Due to reduced forecasts for future operating performance at three of the Company’s operations in Nevada, the Company evaluated the recoverability of the associated property, plant and equipment and determined that the carrying value of these assets were not recoverable. Therefore, the Company recorded impairment losses of $7.5 million for the property, plant and equipment associated with the three Nevada entities including Acres Cultivation, Acres Dispensary and House of Herb. In addition, the Company recorded an impairment loss of $1.1 million for the property, plant and equipment associated with Kentucky due to the Company’s exit of its operations in the state. See Note 5 — Assets and liabilities held for sale and Note 6 — Discontinued operations for further detail.
During the year ended December 31, 2022, due to reduced forecasts for future operating performance at the Company’s California and Colorado operations, which was an attributing factor in the Company’s decision to close the majority of operations in California and Colorado, the Company evaluated the recoverability of the associated property, plant and equipment and determined that the carrying value of these assets were not recoverable. Therefore, the Company recorded impairment losses of $0.2 million and $4.9 million for the property, plant and equipment within the California asset group and Colorado asset group, respectively. In addition, due to the Company’s decision to consolidate cultivation and processing operations in Massachusetts through the exit of its cultivation facility in Amesbury, Massachusetts, the Company determined that the carrying value of the ROU asset associated with this cultivation facility was also not recoverable and recorded an impairment loss of $3.8 million.
The Company recognizes impairment losses within Loss on impairment on the Consolidated Statements of Operations.